================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                   FORM 8-K/A

                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934

                                November 27, 2002
                                 Date of Report
                        (Date of earliest event reported)



                                  G REIT, INC.
             (Exact name of registrant as specified in its charter)


         Virginia                     333-76498                52-2362509
  --------------------------       ---------------         -------------------
 (State or other jurisdiction   (Commission File No.)       (I.R.S. Employer
       of incorporation)                                   Identification No.)


                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)



                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


================================================================================

     We filed a Form 8-K dated November 27, 2002 with regard to the acquisition of Two Corporate Plaza, Clear Lake City, Texas ("Two Corporate Plaza") without the required financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Two Corporate Plaza - Clear Lake City, Texas

     On November 27, 2002, G REIT, Inc. (the "Company") through its wholly owned subsidiary, GREIT - Two Corporate Plaza, LP, a Texas limited partnership, purchased Two Corporate Plaza from ASP Two Corporate Plaza, L.P., an unaffiliated third-party, for a purchase price of approximately $13,580,000. The Company funded the purchase price with a $10,160,000 first mortgage loan (the "Loan") from Nomura Credit & Capital, Inc., bearing interest at a fixed rate of 5.92% per annum. The Company is required to make monthly principal and interest payments on a 30-year amortization schedule until the due date of December 31, 2007, at which time the Loan will have to be paid in full or refinanced. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc., an affiliate of the Company and Triple Net Properties, LLC, the Company's advisor, of $380,000, approximately 2.80% of the purchase price.

     The property is located in Clear Lake City, Texas, approximately three miles south of U.S. Interstate 45 and midway between Houston and Galveston, Texas, and considered a sub-market of the Houston office market. The region is home to NASA's Johnson Space Center which is located less than one mile southeast of the property.

     Built in 1989, Two Corporate Plaza consists of an eight-story office building and a three-story parking garage connected to the building by a covered concrete walkway. It includes approximately 137,731 and 23,600 square feet of office and retail space, respectively, on 5.1 acres. There are 631 parking spaces, 509 in the covered parking structure and 122 in the surface parking area. Two Corporate Plaza is approximately 97% leased to 21 national, regional and local tenants, including Lockheed Martin, the United States Federal Aviation Administration, Akzo Nobel, Maverick Technologies and Eval Company of America. Four leases representing approximately 7% of the total rentable square feet expire during the next twelve-months. Government entities and contractors doing business with federal, state and local government occupy approximately 47% of the total rentable square feet. Lockheed Martin occupies approximately 36% of the rentable square feet under a lease that expires in 2006 and includes a termination option beginning December 31, 2003 and ending December 31, 2004.

     The Company does not anticipate making any significant repairs or improvements to Two Corporate Plaza over the next few years. A Phase 1 environmental assessment completed in connection with the purchase found no hazardous conditions. For federal income tax purposes, the Company's depreciable basis in Two Corporate Plaza is approximately $11,543,000.

     The Company intends to operate Two Corporate Plaza subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of the Company based on the rents to be paid during the first full year after acquisition is $667,781. Approximately $1,193,400 is estimated to be cash available from operations. The principal assumptions made in estimating the Company's taxable operating results include: (i) the Company's depreciable basis in Two Corporate Plaza is approximately $11,543,000, (ii) buildings and improvements are depreciated over 39 year lives and (iii) the acquisition of another real estate property.

     The Company retained Triple Net Properties Realty, Inc. to manage Two Corporate Plaza for a property management fee equal to 5% of its gross income, as defined, in addition to compensation for property-level services, including leasing fees, loan origination and servicing fees and property tax reduction fees.

     After reasonable inquiry, the Company is not aware of any material factors relating to Two Corporate Plaza, other than those discussed above, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.






                          Index to Financial Statements

Two Corporate Plaza:

Report of Certified Independent Public Accountants............................ 4

Historical Statements of Revenues and Certain Expenses
       For the Year Ended December 31, 2001
       And for the Unaudited Nine-Month Period Ended September 30, 2002....... 5

Notes to Historical Statements of Revenues and Certain Expenses............... 6

G REIT, Inc.:

Unaudited Pro Forma Condensed  Consolidated Balance
       Sheet as of September 30, 2002........................................ 10

Unaudited Pro Forma Condensed  Consolidated Statements of Operations
       For the Year Ended December 31, 2001
       And for the Nine-Month Period Ended September 30, 2002................ 11

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements..... 13

REPORT OF CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the "historical statement") of Two Corporate Plaza, Clear Lake City, Texas for the year ended December 31, 2001. This historical statement is the responsibility of the property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Two Corporate Plaza's revenues and expenses.

In our opinion, the December 31, 2001 historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Two Corporate Plaza, Clear Lake City, Texas for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ GRANT THORNTON LLP
January 31, 2003
Irvine, California

                               TWO CORPORATE PLAZA
                       HISTORICAL STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES


                                                                Nine Months
                                              Year Ended     Ended September 30,
                                             December 31,          2002
                                                2001            (Unaudited)
                                           ---------------   ------------------

REVENUES
   Rental income                           $    2,247,492     $     1,900,073
                                             -------------    ----------------

DIRECT OPERATING EXPENSES
   Rental property expenses                       650,148             486,261
   Property taxes and assessments                 359,091             280,185
   Insurance                                       21,750              24,211
   Management fees                                 48,783              37,918
                                           ---------------    ----------------
                                                1,079,772             828,575
                                           ---------------    ----------------

EXCESS OF REVENUES OVER CERTAIN
  EXPENSES                                 $    1,167,720     $     1,071,498
                                           ===============    ================



The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

                              TWO CORPORATE PLAZA
                   NOTES TO HISTORICAL STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2001
        And for the Unaudited Nine Month Period Ended September 30, 2002


NOTE 1 - Description of the Transaction

     On November 27, 2002, G REIT, Inc. (the "Company") through its wholly owned subsidiary, GREIT - Two Corporate Plaza, LP, a Texas limited partnership, purchased Two Corporate Plaza located in Clear Lake City, Texas ("Two Corporate Plaza") from ASP Two Corporate Plaza, L.P., an unaffiliated third-party, for a purchase price of approximately $13,580,000. The Company funded the purchase price with a $10,160,000 first mortgage loan from Nomura Credit & Capital, Inc., bearing interest at a fixed rate of 5.92% per annum. The Company is required to make monthly principal and interest payments on a 30-year amortization schedule until the due date of December 31, 2007, at which time the loan will have to be paid in full or refinanced. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc., an affiliate of Triple Net Properties, LLC, the Company's advisor (the "Advisor"), of $380,000, approximately 2.80% of the purchase price.

NOTE 2 - Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the "historical statements") reflect the operations of Two Corporate Plaza. The accompanying historical statements of Two Corporate Plaza have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of Two Corporate Plaza have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to Two Corporate Plaza. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of Two Corporate Plaza's historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

Two Corporate Plaza is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the property's management could materially differ from historical results.

For the year ended December 31, 2001, each of the following tenants generated rental income in excess of 10% of Two Corporate Plaza's total rental income:

--------------------------------------------------------------------------------
Tenant Name         Rentable Square Feet   Occupancy Date  Rental Income in 2001
--------------------------------------------------------------------------------
Lockheed Martin           57,086           October 1998          $937,236
--------------------------------------------------------------------------------
Akzo Nobel Chemical       16,390           October 2000           286,627
--------------------------------------------------------------------------------

If any of these tenants were to default on its lease, future revenues of Two Corporate Plaza would be severely impacted.

                              TWO CORPORATE PLAZA
                   NOTES TO HISTORICAL STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2001
           And for the Unaudited Nine Month Period September 30, 2002


Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

NOTE 3 - Management Fees

The Property was managed by TransWestern Commercial Services, an unaffiliated third party. Management fees approximate 2.5% of rental receipts, as defined. TransWestern Commercial Services.'s role as the property manager was terminated upon the acquisition of Two Corporate Plaza by the Company.

NOTE 4 - Future Minimum Rental Income

Two Corporate Plaza is leased to twenty one tenants under operating leases with terms ranging from three to seventeen years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

       2002                            $2,644,187
       2003                             2,532,778
       2004                             2,399,591
       2005                             2,198,697
       2006                             1,286,860
       Thereafter                         836,449
                                      ------------
                                      $11,898,562
                                      ============


NOTE 5 - Subsequent Events (Unaudited)

During 2002, Two Corporate Plaza signed leases with three new tenants representing 27,254 rentable square feet or 17% of the total rentable space, thereby adjusting the physical occupancy to 97%.

                                  G REIT, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Statements
                      For the Year Ended December 31, 2001
                And For the Nine Month Period September 30, 2002


G REIT, Inc ( the " Company") was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia. The Company intends to elect to be treated as a real estate investment trust ("REIT") for federal income tax purposes for its first full tax year. The Company was incorporated to raise capital and acquire ownership interests in office, industrial, retail and service real estate properties, a number of which will have a government-tenant orientation. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a "best efforts" basis a minimum of 100,000 and a maximum of 20,000,000 shares of its common stock at a price of $10 per share ( the "Offering") and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.05 per share. The Company's Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002. As discussed in the Registration Statement, the Company plans to use proceeds from the Offering to acquire ownership interests in real estate properties.

On November 27, 2002, the Company, through its wholly owned subsidiary, GREIT - Two Corporate Plaza, LP, a Texas limited partnership, purchased Two Corporate Plaza located in Clear Lake City, Texas ("Two Corporate Plaza") from ASP Two Corporate Plaza, L.P., an unaffiliated third-party, for a purchase price of approximately $13,580,000. The Company funded the purchase price with a $10,160,000 first mortgage loan from Nomura Credit & Capital, Inc., bearing interest at a fixed rate of 5.92% per annum. The Company is required to make monthly principal and interest payments on a 30-year amortization schedule until the due date of December 31, 2007, at which time the loan will have to be paid in full or refinanced.

From its inception through November 27, 2002, the Company has sold 1,508,282 shares of its common stock basis resulting in gross proceeds of approximately $14,088,168. Net proceeds after selling commissions, investor marketing and due diligence costs and Offering expenses totaled $13,077,875. Of total shares sold, 801,210 shares were sold subsequent to September 30, 2002 through November 27, 2002, generating gross proceeds of approximately $8,009,040 and net proceeds of approximately $7,043,553. Proceeds raised from the Offering have been utilized to purchase two real estate properties, including Two Corporate Plaza.

The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as "the pro forma financial statements") give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the two properties, including Two Corporate Plaza, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and Two Corporate Plaza, including the notes thereto, incorporated herein by reference or included herein. The Company's historical consolidated financial statements filed with the Securities and Exchange Commission which are incorporated herein by reference are (a) the audited balance sheet and statement of operations as of December 31, 2001, included in the Company's Registration Statement on Form S-11/A, dated July 3, 2002, and (b) the unaudited consolidated financial statements as of September 30, 2002 and for the nine month period then ended, included in the related Quarterly Report on Form 10-Q for the third quarter of 2002.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 is based on the unaudited balance sheet of the Company included in its September 30, 2002 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on September 30, 2002: (i) the sale of 801,210 additional shares of the Company's common stock, subsequent to September 30, 2002 through November 27, 2002, pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; and (ii) the acquisition of Two Corporate Plaza subject to a first mortgage loan completed on November 27, 2002.

                                  G REIT, Inc.
        Unaudited Pro Forma Condensed Consolidated Financial Statements
                      For the Year Ended December 31, 2001
                And For the Nine Month Period September 30, 2002


The accompanying unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2002 and the year ended December 31, 2001 are based on the corresponding unaudited statements of operations of the Company and and give effect to the following transactions as if they had occurred as of the beginning of each period presented: (i) the sale of 1,508,282 shares of the Company's common stock through November 27, 2002, pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of a real estate property (5508 Hwy 290 West Office Complex) completed on September 13, 2002 and (iii) the acquisition of Two Corporate Plaza subject to a first mortgage loan completed on November 27, 2002.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                  G REIT, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2002




                                                    COMPANY             PRO FORMA             COMPANY
                                                   HISTORICAL           ADJUSTMENTS           PRO FORMA
                                                 ----------------------------------------------------------
Assets
Real estate operating properties
         Land                                     $  1,533,750        $  2,037,000 (B)       $  3,570,750
         Buildings                                   8,691,250        $ 11,543,000 (B)         20,234,250
         Investment in unconsolidated real estate            -                                          -
                                                 ----------------------------------------------------------
                                                    10,225,000          13,580,000             23,805,000

         Less accumulated depreciation
            and amortization                           (16,297)                                   (16,297)
                                                 ----------------------------------------------------------
                                                    10,208,703          13,580,000             23,788,703

Cash and equivalents                                 1,533,840           3,683,333 (A)(B)       5,217,173
Real estate deposits                                   561,716                                    561,716
Other assets, net                                      576,244                                    576,244
                                                 ----------------------------------------------------------
                                                  $ 12,880,503        $ 17,263,333           $ 30,143,836
                                                 ==========================================================
Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities          $    484,261        $          -           $    484,261
Security deposits and prepaid rent                     188,763              77,768 (B)            266,531
Notes payable                                        6,700,000          10,160,000 (B)         16,860,000
Distributions payable to shareholders                   22,531                                     22,531
                                                 ----------------------------------------------------------
                                                     7,395,555          10,237,768             17,633,323
Shareholders' Equity
Common Stock, $0.01 par value; 50,000,000
   shares authorized; 707,072 shares
   issued and outstanding on a historical
   basis and 1,508,282 on a pro forma basis              7,071               8,012 (A)             15,083
Additional paid-in capital                           6,026,242           7,043,553 (A)         13,069,795
Receivable from Advisor/affiliates                    (468,246)                                  (468,246)
Accumulated deficit                                    (80,119)            (26,000)(B)           (106,119)
                                                 ----------------------------------------------------------
                                                     5,484,948           7,025,565             12,510,513
                                                 ----------------------------------------------------------
                                                  $ 12,880,503        $ 17,263,333           $ 30,143,836
                                                 ==========================================================


                                  G REIT, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
               For the Nine Month Period Ended September 30, 2002



                                                                                 Two Corporate Plaza
                                                                             -------------------------------

                                  Company                                     Property         Pro Forma           Company
                                Historical    Adjustments     As Adjusted    Historical       Adjustments         Pro Forma
                               -----------------------------------------------------------------------------    -------------
                                                 (C)                            (D)
Revenues
Rental Income                    $  53,684   $ 1,255,687     $ 1,309,371     $ 1,900,073                          $ 3,209,444
Interest Income                      5,745                         5,745                          44,000 (E)           49,745
Expense Reimbursement               27,313                        27,313                               -               27,313
                               -----------------------------------------------------------------------------    -------------
                                    86,742     1,255,687       1,342,429       1,900,073          44,000            3,286,502

Expenses
Rental Expenses                     19,684       252,859         272,543         486,261                              758,804
Property taxes and assessments                   187,822         187,822         280,185               -              468,007
General and Administrative          58,623             -          58,623                                               58,623
Insurance                                         19,785          19,785          24,211                               43,996
Interest                            43,610       296,083         339,693                         451,000 (F)          790,693
Management Fees                                   62,333          62,333          37,918          59,082 (G)          159,333
Depreciation                        16,297       154,417         170,714                         216,000 (H)          386,714
                               -----------------------------------------------------------------------------    -------------
                                   138,214       973,300       1,111,514         828,575         726,082            2,666,171

                                                                       -
Net income (loss)                $ (51,472)  $   282,387     $   230,915     $ 1,071,498      $ (682,082)         $   620,331
                               =============================================================================    =============

Weighted Average Shares
   Outstanding (I)                  80,854       626,218         707,072               -         801,210            1,508,282



The accompanying notes are an integral part of these pro forma financial statements.

                                  G REIT, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2001



                                                                           Two Corporate Plaza
                                                                       ----------------------------
                                 Company                                   Property    Pro Forma        Company
                                Historical  Adjustments   As Adjusted     Historical  Adjustments      Pro Forma
                               --------------------------------------------------------------------    ------------
                                                (C)                          (D)
Revenues
Rental Income                   $     -      $  918,533   $ 918,533    $ 2,247,492                     $ 3,166,025
Interest Income                                       -           -                      102,000 (E)       102,000
Expense Reimbursement                                             -                            -                 -
                               --------------------------------------------------------------------    ------------
                                                918,533     918,533      2,247,492       102,000         3,268,025

Expenses
Rental Expenses                                 244,187     244,187        650,148                         894,335
Property taxes and assessments                  258,163     258,163        359,091             -           617,254
General and Administrative                            -           -                                              -
Insurance                                        22,226      22,226         21,750                          43,976
Interest                                        419,000     419,000                      601,000 (F)     1,020,000
Management Fees                                  46,000      46,000         48,783        68,217 (G)       163,000
Depreciation                                    219,000     219,000                      289,000 (H)       508,000
                               --------------------------------------------------------------------    ------------
                                      -       1,208,576   1,208,576      1,079,772       958,217         3,246,565

Net income (loss)               $     -      $ (290,043)  $(290,043)   $ 1,167,720    $ (856,217)      $    21,460
                               ====================================================================    ============
                                                                  -
Weighted Average Shares
   Outstanding  (I)                 100         706,972     707,072              -       801,210         1,508,282



The accompanying notes are an integral part of these pro forma financial statements.

                                  G REIT, INC.
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
               For the Nine Month Period Ended September 30, 2002
                    And for the Year Ended December 31, 2001

                              Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 is based on the unaudited balance sheet of the Company included in its September 30, 2002 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on September 30, 2002: (i) the sale of 801,210 additional shares of the Company's common stock, subsequent to September 30, 2002 through November 27, 2002, pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; and (ii) the acquisition of Two Corporate Plaza subject to a first mortgage loan completed on November 27, 2002.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2002 and the year ended December 31, 2001 are based on the corresponding unaudited statements of operations of the Company and and give effect to the following transactions as if they had occurred as of the beginning of each period presented: (i) the sale of 1,508,282 shares of the Company's common stock through November 27, 2002, pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of a real estate property (5508 Hwy 290 West Office Complex) completed on September 13, 2002 and (iii) the acquisition of Two Corporate Plaza subject to a first mortgage loan completed on November 27, 2002.

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 801,210 shares of the Company's common stock, par value $.01 per share, pursuant to the Offering, subsequent to September 30, 2002 and through November 27, 2002, as follows:

             Gross Offering Proceeds                            $8,009,040
             Less: Selling Commissions                             597,967
             Investor Marketing and Due Diligence Costs            159,458
             Offering Expenses                                     200,050
                                                                 ---------
             Net Proceeds                                        7,051,565
             Common Stock, par value $.01 per share                  8,012
                                                                 ---------
             Additional Paid-in-Capital                         $7,043,553

     Of the shares sold, 3,221 shares were sold to the Advisor and/or affiliates at $9.05 per share as more fully described in the Company's Registration Statement.

(B) Purchase of Two Corporate Plaza for $13,580,000, based on a purchase price per agreement, subject to a first mortgage loan of $10,160,000.
     In connection with the purchase, the Company received credit through escrow for the assumption of tenant security deposits of $77,768. The adjustment reflects the preliminary allocation of the purchase price between land and buildings as well as the reduction in cash. In connection with the purchase, the Company expensed $26,000 in acquisition costs.

Pro Forma Statements of  Operations

(C) Pro forma revenues and expenses of 5508 Hwy 290 West Office Complex, as previously reported in the Company's Current Report on Form 8-K/A dated September 13, 2002.

(D) Actual revenues and certain expenses of Two Corporate Plaza for the year ended December 31, 2001 and the nine months ended September 30, 2002 for the period prior to acquisition.

(E) Represents interest income earned on available cash funds, after the acquisition of the properties, at an annual interest rate of 1.6%.

(F) Interest expense associated with the first mortgage loan obtained in connection with the purchase of Two Corporate Plaza. Interest represents the actual borrowing rate at 5.92% fixed rate per annum.

(G) Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 5% of gross revenue.

(H) Depreciation of the building on a straight-line basis over the estimated useful life of 40 years based on preliminary purchase price allocation.

(I) Issuance of 1,508,282 shares of the Company's common stock from inception. Of these shares, 707,072 were outstanding at September 30, 2002 and an additional 801,210 shares were sold subsequent to September 30, 2002 through November 27, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  G REIT, INC.

  Date: February 10, 2003         By: /s/ Anthony W. Thompson
                                      -----------------------
                                      Anthony W. Thompson
                                      President and Chief Executive



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